Exhibit 99.1

Supplemental Operating and Financial Data
March 31, 2009

First Quarter 2009

Franklin Street Properties Corp.
401 Edgewater Place
Suite 200
Wakefield, MA 01880
781-557-1300
www.franklinstreetproperties.com

All financial information contained in this supplemental information package is unaudited.  In addition, certain statements contained in this supplemental information package may be deemed to be forward-looking statements within the meaning of the federal securities laws.  Although FSP believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  Factors that could cause actual results to differ materially from FSP’s current expectations include general economic conditions, local real estate conditions, the performance of properties that FSP has acquired or may acquire, the timely lease-up of properties and other risks, detailed from time to time in FSP’s SEC reports.  FSP assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Franklin Street Properties Corp.  March 31, 2009

Company Overview

Overview

Franklin Street Properties Corp. (“FSP”) (NYSE Amex: FSP) is an investment firm focused on achieving current income and long-term growth through investments in commercial properties. FSP’s portfolio of real estate assets consists primarily of suburban office buildings and includes select investments in central business district (CBD) properties. FSP’s real estate operations include property acquisitions and dispositions, interim acquisition and short-term financing, leasing, development and asset management. FSP’s subsidiary, FSP Investments LLC (member, FINRA and SIPC), is a real estate investment banking firm and registered broker/dealer.

Our Business

FSP operates in two business segments and has two principal sources of revenue; real estate operations and investment banking/investment services. Real estate operations include rental income from real estate leasing, interest income from loans made for interim acquisition or other purposes, and fee income from asset management. Investment banking/investment services generate brokerage commissions, loan origination fees, development services and other fees related to the organization of single-purpose entities that own real estate and the private placement of equity in those entities.

Strategy

FSP’s investment strategy is to make selective acquisitions based on market and/or property specific criteria, actively manage the property to maximize its value and dispose of the property when the ideal time or situation arises. Proceeds from property sales are redeployed into other specific real estate assets, used for other corporate purposes and/or paid out to shareholders as special dividends. Unlike many real estate investment companies, which have utilized significant leverage in an attempt to enhance their real estate portfolio’s returns, FSP has used very moderate leverage to date. FSP’s historical growth has been achieved without the use of permanent mortgage debt on any of our properties. This model has significantly reduced FSP’s risk profile by reducing foreclosure, financing and refinancing risk. The Company’s strategy is to employ modest leverage to accelerate its growth and capitalize on market conditions and opportunities as they arise. In addition, FSP believes that it can lower investment risk while enhancing current income and long-term appreciation potential by owning properties in diversified geographic locations that have sound long-term economic growth potential.

Snapshot
(as of March 31, 2009)
Corporate Headquarters	Wakefield, MA
Fiscal Year-End	31-Dec
Total Properties	29
Total Square Feet	5.4 Million
Common Shares Outstanding	70,480,705
Quarterly Dividend	$0.19
Dividend Yield	6.20%
Total Market Capitalization	$867 Million
Insider Holdings	16%

Franklin Street Properties Corp.  March 31, 2009

Company Overview

Structure of the Company

FSP has elected to be taxed as a Real Estate Investment Trust (REIT) under the Internal Revenue Code. To qualify as a REIT, we must meet a number of organizational and operational requirements, including a requirement to distribute at least 90% of our adjusted taxable income to our shareholders. Management intends to continue to adhere to these requirements and to maintain our REIT status. As a REIT we are entitled to a tax deduction for some or all of the dividends we pay to shareholders. Accordingly, we generally will not be subject to federal income taxes as long as we distribute an amount equal to or in excess of our taxable income to shareholders.

Dividend Philosophy

FSP has been able to offer shareholders high-quality, risk-adjusted returns. The ongoing and recurring rental revenue stream provides stability to our regular quarterly dividend. In addition, the possibility exists for the payment of annual special dividends resulting from the sale of properties in the portfolio and the income from FSP’s investment banking business.

Board of Directors and Management

George J. Carter	Dennis J. McGillicuddy	Scott H. Carter
President, Chief Executive Officer	Director	Executive Vice President, General
Chairman of the Board	Member, Audit Committee	Counsel and Assistant Secretary
Member, Compensation Committee
Barbara J. Fournier		John G. Demeritt
Executive Vice President, Chief Operating Officer,	Georgia Murray	Executive Vice President and
Treasurer, Secretary and Director	Director	Chief Financial Officer
Chair, Compensation Committee
Janet Notopoulos	Member, Audit Committee	William W. Gribbell
Executive Vice President and Director		Executive Vice President
Barry Silverstein
John N. Burke	Director	R. Scott MacPhee
Director	Member, Audit Committee	Executive Vice President
Chair, Audit Committee	Member, Compensation Committee
Member, Compensation Committee

Franklin Street Properties Corp.  March 31, 2009

Company Overview

Corporate Headquarters	Trading Symbol	Inquiries
401 Edgewater Place, Suite 200	NYSE Amex	Inquires should be directed to:
(t) 781-557-1300	Symbol: FSP	John Demeritt, Chief Financial Officer
(f) 781-246-2807		877-686-9496 or InvestorRelations@
www.franklinstreetproperties.com		franklinstreetproperties.com

Common Stock Data (NYSE Amex: FSP)
	For the Three Months Ended
	31-Mar-09	31-Mar-08	30-Jun-08	30-Sep-08	31-Dec-08
High Price	14.88	15.38	16.09	14.80	15.00
Low Price	9.57	11.50	12.50	11.25	8.13
Closing Price, at the end of the quarter	12.30	14.32	12.64	13.00	14.75
Dividends paid per share – quarterly	0.19	0.31	0.31	0.19	0.19
Closing dividend yield – annualized	6.2%	8.7%	9.8%	5.8%	5.2%
Common shares outstanding (millions)	70.48	70.48	70.48	70.48	70.48

Timing

Quarterly results are expected to be announced according to the following schedule:

First Quarter:	Late April	Third Quarter:	Early November
Second Quarter:	Early August	Fourth Quarter:	Late February

Franklin Street Properties Corp.  March 31, 2009

Financial Highlights
(in thousands, except per share data)

						Year
	For the Three Months Ended					Ended
	31-Mar-09	31-Mar-08	30-Jun-08	30-Sep-08	31-Dec-08	31-Dec-08
Income Items:
Revenue:
Rental	$29,818	$26,656	$27,700	$27,927	$28,915	$111,198
Related party revenue	583	934	6,818	984	410	9,146
Other	18	20	19	13	20	72
Total revenue	30,419	27,610	34,537	28,924	29,345	120,416

Total expenses	23,738	21,695	24,538	22,658	23,548	92,439

Income before interest income, equity in earnings (losses) in non-consolidated REITs and taxes	6,681	5,915	9,999	6,266	5,797	27,977
Interest income	36	303	176	177	89	745
Equity in earnings in non-consolidated REITs	792	793	694	680	580	2,747

Income before taxes	7,509	7,011	10,869	7,123	6,466	31,469
Income tax expense (benefit)	(299)	(375)	335	(297)	(153)	(490)

Income from continuing operations	7,808	7,386	10,534	7,420	6,619	31,959
Income from discontinued operations	-	-	-	-	-	-
Gain on sale of assets	-	-	-	-	-	-

Net income	$7,808	$7,386	$10,534	$7,420	$6,619	$31,959

FFO+GOS*:
FFO	$17,338	$15,637	$20,283	$17,085	$16,199	$69,204
GOS	-	-	-	-	-	-
FFO+GOS	$17,338	$15,637	$20,283	$17,085	$16,199	$69,204

Per Share Data:
EPS	$0.11	$0.10	$0.15	$0.11	$0.09	$0.45
FFO	0.25	0.22	0.29	0.24	0.23	0.98
GOS	-	-	-	-	-	-
FFO+GOS	0.03	0.22	0.29	0.24	0.23	0.98

Weighted Aveage Shares (diluted)	70,481	70,481	70,481	70,481	70,481	70,481

Balance Sheet Items:
Real estate, net	$839,826	$787,398	$815,710	$812,438	$844,058	$844,058
Other assets, net	178,682	196,664	186,647	184,622	181,375	181,375
Total assets, net	1,018,508	984,062	1,002,357	997,060	1,025,433	1,025,433
Total liabilities, net	175,075	107,907	137,517	138,192	176,346	176,346
Shareholders' equity	843,433	876,155	864,840	858,868	848,997	848,997

* See page 23 for a reconciliation of Net Income to FFO and FFO+GOS and page 24 for definitions of FFO and FFO+GOS

Franklin Street Properties Corp.  March 31, 2009

Management’s Key Operating Measures

Total Profits* by Segment
(in thousands)

$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
($20,000)
2006
2007
2008
Q1 2008
Q1 2009
Fee income from real estate banking
Gain on sale of properties
Rental income from properties

Shareholder Equity per Share

$20.00
$19.00
$18.00
$17.00
$16.00
$15.00
$14.00
$13.00
$12.00
$11.00
$10.00
2006
2007
2008
31-Mar-08
31-Mar-09

* See page 23 for a reconciliation of Net Income to FFO and FFO+GOS (Total Profits) and page 24 for definitions of FFO and FFO+GOS

Franklin Street Properties Corp.  March 31, 2009

Condensed Consolidated Income Statements
($ in thousands, except per share amounts)
	For the Three Months Ended					Year Ended
	31-Mar-09	31-Mar-08	30-Jun-08	30-Sep-08	31-Dec-08	31-Dec-08

Revenue:
Rental	$29,818	$26,656	$27,700	$27,927	$28,915	$111,198
Related party revenue:
Syndication fees	10	205	3,257	304	-	3,766
Transaction fees	28	168	3,138	300	35	3,641
Management fees and interest income from loans	545	561	423	380	375	1,739
Other	18	20	19	13	20	72
Total revenue	30,419	27,610	34,537	28,924	29,345	120,416

Expenses:
Real estate operating expenses	7,280	6,698	7,116	7,159	8,026	28,999
Real estate taxes and insurance	4,829	4,279	4,505	4,590	4,366	17,740
Depreciation and amortization	7,914	7,359	7,591	7,666	7,744	30,360
Selling, general and administrative	2,008	2,009	2,621	1,927	1,711	8,268
Commissions	130	158	1,654	208	131	2,151
Interest	1,577	1,192	1,051	1,108	1,570	4,921
Total expenses	23,738	21,695	24,538	22,658	23,548	92,439

Income before interest income, equity in earnings (losses) of non-consolidated REITs and taxes	6,681	5,915	9,999	6,266	5,797	27,977
Interest income	36	303	176	177	89	745
Equity in earnings (losses) of non-consolidated REITs	792	793	694	680	580	2,747

	7,509	7,011	10,869	7,123	6,466	31,469
Income tax expense (benefit)	(299)	(375)	335	(297)	(153)	(490)

Income from continuing operations	7,808	7,386	10,534	7,420	6,619	31,959
Income from discontinued operations	-	-	-	-	-	-
Gain on sale of assets	-	-	-	-	-	-

Net income	$7,808	$7,386	$10,534	$7,420	$6,619	$31,959

Weighted average number of shares outstanding,
basic and diluted	70,481	70,481	70,481	70,481	70,481	70,481

Earnings per share, basic and diluted, attributable to:
Continuing operations	$0.11	$0.10	$0.15	$0.11	$0.09	$0.45
Discontinued operations	-	-	-	-	-	-
Gains on sales of assets	-	-	-	-	-	-
Net income per share, basic and diluted	$0.11	$0.10	$0.15	$0.11	$0.09	$0.45

Franklin Street Properties Corp.  March 31, 2009

EPS, FFO, GOS and FFO+GOS*

*See page 23 for a reconciliation of Net Income to FFO and FFO+GOS and page 24 for definitions of FFO and FFO+GOS

Franklin Street Properties Corp.  March 31, 2009

Condensed Consolidated Balance Sheets
(in thousands)

	March 31,	March 31,	June 30,	September 30,	December 31,
	2009	2008	2008	2008	2008
Assets:
Real estate assets:
Land	$107,153	$99,140	$100,440	$100,440	$107,153
Buildings and improvements	812,470	745,488	778,107	780,276	810,732
Fixtures and equipment	299	219	219	301	299
	919,922	844,847	878,766	881,017	918,184
Less accumulated depreciation	80,096	57,449	63,056	68,579	74,126
Real estate assets, net	839,826	787,398	815,710	812,438	844,058

Acquired real estate leases, net	26,042	30,826	30,905	28,024	28,518
Investment in non-consolidated REITs	82,388	86,235	84,609	83,896	83,046
Assets held for syndication, net	13,004	24,593	14,039	13,335	13,254
Cash and cash equivalents	27,650	32,227	34,386	34,527	29,244
Restricted cash	336	336	336	336	336
Tenant rent receivables, net	1,084	1,694	989	1,174	1,329
Straight-line rent receivable, net	9,190	7,638	7,894	8,255	8,816
Prepaid expenses	2,253	1,654	1,061	2,922	2,206
Related party mortgage loan receivable	4,725	1,000	1,000	1,125	1,125
Other assets	1,517	880	919	663	2,687
Deferred leasing commissions, net	10,493	9,581	10,509	10,365	10,814
Total assets	$1,018,508	$984,062	$1,002,357	$997,060	$1,025,433

Liabilities and Stockholders’ Equity:
Liabilities:
Bank note payable	$72,468	$84,750	$109,995	$105,118	$67,468
Term loan payable	75,000	-	-	-	75,000
Accounts payable and accrued expenses	17,687	16,633	18,984	24,945	22,297
Accrued compensation	250	415	1,845	1,652	1,654
Tenant security deposits	1,795	1,923	1,810	1,823	1,874
Other liabilities: derivative termination value	3,080	-	-	-	3,099
Acquired unfavorable real estate leases, net	4,795	4,186	4,883	4,654	5,044
Total liabilities	175,075	107,907	137,517	138,192	176,436

Commitments and contingencies

Stockholders’ Equity:
Preferred stock	-	-	-	-	-
Common stock	7	7	7	7	7
Additional paid-in capital	889,019	889,019	889,019	889,019	889,019
Accumulated other comprehensive loss	(3,080)	-	-	-	(3,099)
Accumulated distributions in excess of accumulated earnings	(42,513)	(12,871)	(24,186)	(30,158)	(36,930)
Total stockholders’ equity	843,433	876,155	864,840	858,868	848,997
Total liabilities and stockholders’ equity	$1,018,508	$984,062	$1,002,357	$997,060	$1,025,433

Franklin Street Properties Corp.  March 31, 2009

Condensed Consolidated Statements of Cash Flows
(in thousands)

	Three Months ended March 31		Twelve Months ended December 31
	2009	2008	2008	2007

Cash flows from operating activities:
Net income	$7,808	$7,386	$31,959	$61,085
Adjustments to reconcile net income to net cash provided by operating activities:
Gains on assets sold	-	-	-	(23,789)
Depreciation and amortization expense	7,981	7,371	30,444	30,563
Amortization of above market lease	793	1,139	4,283	4,948
Equity in earnings (losses) from non-consolidated REITs	(792)	(793)	(2,747)	472
Distributions from non-consolidated REITs	1,615	546	5,348	1,806
Increase in bad debt reserve	86	79	79	(3)
Changes in operating assets and liabilities:
Restricted cash	-	-	-	425
Tenant rent receivables, net	159	(301)	64	971
Straight-line rents, net	(374)	(251)	(1,406)	(3,359)
Prepaid expenses and other assets, net	(171)	(376)	(901)	374
Accounts payable and accrued expenses	(3,154)	(4,379)	448	1,884
Accrued compensation	(1,404)	(1,148)	90	(1,079)
Tenant security deposits	(79)	49	-	130
Payment of deferred leasing commissions	(162)	(818)	(3,353)	(4,314)

Net cash provided by operating activities	12,306	8,504	64,308	70,114

Cash flows from investing activities:
Purchase of real estate assets, office computers and furniture, capitalized merger costs	(3,295)	(1,777)	(73,888)	(77,894)
Purchase of acquired favorable and unfavorable leases	-	-	(4,508)	(3,726)
Investment in non-consolidated REITs	-	-	(10)	(82,831)
Investment in related party mortgage loan receivable	(3,600)	(1,000)	(1,125)	-
Redemption of certificate of deposit	-	-	-	5,143
Changes in deposits on real estate assets	1,300	-	(1,300)	-
Investment in assets held for syndication, net	86	1,391	12,236	(22,093)
Proceeds received on sales of real estate assets	-	-	-	96,102

Net cash used in investing activities	(5,509)	(1,386)	(68,595)	(85,299)

Cash flows from financing activities:
Distributions to stockholders	(13,391)	(21,849)	(70,481)	(87,662)
Purchase of treasury shares	-	-	-	(4,767)
Borrowings (repayments) under bank note payable, net	5,000	-	(17,282)	84,750
Borrowings under term note payable	-	-	75,000	-
Deferred financing costs	-	(30)	(694)	(121)

Net cash (used in) provided by financing activities	(8,391)	(21,879)	(13,457)	(7,800)

Net increase (decrease) in cash and cash equivalents	(1,594)	(14,761)	(17,744)	(22,985)

Cash and cash equivalents, beginning of period	29,244	46,988	46,988	69,973

Cash and cash equivalents, end of period	$27,650	$32,227	$29,244	$46,988

Franklin Street Properties Corp.  March 31, 2009

Segment Information*
($ in thousands except per share amounts)

	Three Months Ended March 31, 2009			Three Months Ended March 31, 2008			Year Ended December 31, 2008			Year Ended December 31, 2007
	Real	Investment		Real	Investment		Real	Investment		Real	Investment
	Estate	Banking	Total	Estate	Banking	Total	Estate	Banking	Total	Estate	Banking	Total
Revenue:
Rental Income	$29,818	$-	$29,818	$26,656	$-	$26,656	$111,198	$-	$111,198	$100,961	$-	$100,961
Syndication Fees	-	10	10	-	205	205	-	3,766	3,766	-	8,986	8,986
Transaction Fees	-	28	28	-	168	168	-	3,641	3,641	-	9,898	9,898
Management Fees & Interest Income	545	-	545	561	-	561	1,739	-	1,739	7,026	4	7,030
Other Income	18	-	18	20	-	20	72	-	72	83	35	118

Total Revenue	30,381	38	30,419	27,237	373	27,610	113,009	7,407	120,416	108,070	18,923	126,993

Expenses
Rental Operating Expenses	7,280	-	7,280	6,698	-	6,698	28,999	-	28,999	26,171	-	26,171
Real Estate Taxes and Insurance	4,829	-	4,829	4,279	-	4,279	17,740	-	17,740	16,535	-	16,535
Depreciaton and Amortization	7,887	27	7,914	7,325	34	7,359	30,222	138	30,360	29,200	134	29,334
Selling, general and administrative	983	1,025	2,008	896	1,113	2,009	4,229	4,039	8,268	3,440	4,026	7,466
Commissions and Broker Expenses	-	130	130	-	158	158	100	2,051	2,151	-	4,737	4,737
Interest & Commitment Fees	1,577	-	1,577	1,192	-	1,192	4,921	-	4,921	7,684	-	7,684
Total Expenses	22,556	1,182	23,738	20,390	1,305	21,695	86,211	6,228	92,439	83,030	8,897	91,927

Income before Equity, Interest and Taxes	7,825	(1,144)	6,681	6,847	(932)	5,915	26,798	1,179	27,977	25,040	10,026	35,066
Interest Income	34	2	36	292	11	303	709	36	745	2,317	60	2,377
Equity Income SARs	792	-	792	793	-	793	2,747	-	2,747	(464)	-	(464)
Income before Taxes	8,651	(1,142)	7,509	7,932	(921)	7,011	30,254	1,215	31,469	26,893	10,086	36,979
Income Taxes	65	(364)	(299)	58	(433)	(375)	246	(736)	(490)	226	647	873
Income from continuing operations	8,586	(778)	7,808	7,874	(488)	7,386	30,008	1,951	31,959	26,667	9,439	36,106
Income from discontinued operations	-	-	-	-	-	-	-	-	-	1,190	-	1,190
Gain on sale of assets	-	-	-	-	-	-	-	-	-	23,789	-	23,789
Net Income	$8,586	$(778)	$7,808	$7,874	$(488)	$7,386	$30,008	$1,951	$31,959	$51,646	$9,439	$61,085

Funds From Operations (FFO)*
Net income	$8,586	$(778)	$7,808	$7,874	$(488)	$7,386	$30,008	$1,951	$31,959	$51,646	$9,439	$61,085
Gain on sale of assets, net	-	-	-	-	-	-	-	-	-	(23,789)	-	(23,789)
Equity in income of SARs	(792)	-	(792)	(793)	-	(793)	(2,747)	-	(2,747)	472	-	472
Cash received from SARs	1,615	-	1,615	546	-	546	5,348	-	5,348	1,806	-	1,806
Depreciation and amortization	8,680	27	8,707	8,464	34	8,498	34,505	138	34,643	35,340	134	35,474
Funds From Operations (FFO)*	18,089	(751)	17,338	16,091	(454)	15,637	67,114	2,089	69,203	65,475	9,573	75,048

EPS	$0.12	$(0.01)	$0.11	$0.11	$(0.01)	$0.10	$0.43	$0.03	$0.45	$0.73	$0.13	$0.86
FFO per Share*	$0.26	$(0.01)	$0.25	$0.23	$(0.01)	$0.22	$0.95	$0.03	$0.98	$0.93	$0.14	$1.06

Weighted Average Shares			70,481			70,481			70,481			70,651

*See page 23 for a reconciliation of Net Income to FFO and FFO+GOS and page 24 for definitions of FFO and FFO+GOS

Franklin Street Properties Corp.  March 31, 2009

Property Net Operating Income (NOI): Cash and GAAP Basis
(in thousands)

Property NOI Cash*
			Three Months Ended	Year to date 2009	Three Months Ended				Year Ended
		31-Mar-09
Region	Division	Sq Feet	31-Mar-09	2009 Total	31-Mar-08	30-Jun-08	30-Sep-08	31-Dec-08	2008 Total

Eastern	Mideast	1,164	$3,740	$3,740	$3,321	$3,230	$3,059	$3,470	$13,080

Midwest	East North Central	597	1,524	1,524	1,537	1,443	1,400	1,393	5,773
	West North Central	477	1,689	1,689	1,132	1,228	1,381	1,312	5,053
		1,074	3,213	3,213	2,669	2,671	2,781	2,705	10,826

South	Southeast	600	2,220	2,220	2,403	2,507	2,370	2,149	9,429
	Southwest	1,489	5,203	5,203	4,574	4,850	4,954	4,944	19,322
		2,089	7,423	7,423	6,977	7,357	7,324	7,093	28,751

West	Mountain	792	3,194	3,194	2,996	2,969	3,020	2,994	11,979
	Pacific	299	375	375	322	359	313	237	1,231
		1,091	3,569	3,569	3,318	3,328	3,333	3,231	13,210

Total		5,418	$17,945	$17,945	$16,285	$16,586	$16,497	$16,499	$65,867

Property NOI GAAP*
			Three Months Ended	Year to date 2009	Three Months Ended				Year Ended
		31-Mar-09
Region	Division	Sq Feet	31-Mar-09	2009 Total	31-Mar-08	30-Jun-08	30-Sep-08	31-Dec-08	2008 Total

Eastern	Mideast	1,164	$3,749	$3,749	$3,339	$3,289	$3,131	$3,554	$13,313

Midwest	East North Central	597	1,570	1,570	1,619	1,479	1,496	1,561	6,155
	West North Central	477	1,606	1,606	1,043	1,157	1,279	1,215	4,694
		1,074	3,176	3,176	2,662	2,636	2,775	2,776	10,849

South	Southeast	600	2,391	2,391	2,342	2,410	2,263	2,336	9,351
	Southwest	1,489	5,265	5,265	4,708	4,933	5,095	5,043	19,779
		2,089	7,656	7,656	7,050	7,343	7,358	7,379	29,130

West	Mountain	792	3,334	3,334	3,139	3,190	3,231	3,068	12,628
	Pacific	299	404	404	345	385	347	276	1,353
		1,091	3,738	3,738	3,484	3,575	3,578	3,344	13,981

Total		5,418	$18,319	$18,319	$16,535	$16,843	$16,842	$17,053	$67,273

*See page 25 for a reconciliation of Net Income to Property NOI cash and Property NOI GAAP.

Franklin Street Properties Corp.  March 31, 2009

Capital Analysis
(in thousands, except per share amounts)

	31-Mar-09	31-Dec-08	30-Sep-08	30-Jun-08	31-Mar-08
Market Data:
Shares Outstanding	70,481	70,481	70,481	70,481	70,481
Closing market price per share	$12.30	$14.75	$13.00	$12.64	$14.32
Market capitalization	$866,913	$1,039,590	$916,249	$890,876	$1,009,284

Dividend Data:
Total dividends paid	$13,391	$13,391	$13,391	$21,849	$21,849
Common dividend per share	$0.19	$0.19	$0.19	$0.31	$0.31
Quarterly dividend as a % of FFO*	76%	83%	78%	108%	140%

Liquidity:
Cash and cash equivalents	$27,650	$29,244	$34,527	$34,386	$32,227
Revolving credit facilities:
Gross potential available under current credit facilities	250,000	250,000	250,000	250,000	250,000
Less:
Outstanding balance	(72,468)	(67,468)	(105,118)	(109,955)	(84,750)
Total Liquidity	$205,182	$211,776	$179,409	$174,431	$197,477

*See page 23 for a Reconciliation of Net Income to FFO and FFO+GOS and page 24 for definitions of FFO and FFO+GOS

Franklin Street Properties Corp.  March 31, 2009

Portfolio Overview

Property by Form of FSP Participation

	31-Mar-09	31-Dec-08	30-Sep-08	30-Jun-08	31-Mar-08
Owned portfolio of commercial real estate:
Number of properties	29	29	27	27	26
Square feet	5,417,515	5,417,515	5,153,737	5,153,396	4,997,128
Leased percentage	93%	93%	93%	93%	93%

Investments in non-consolidated commercial real estate:
Number of properties	2	2	2	2	3
Square feet	1,461,224	1,461,224	1,461,224	1,459,420	1,615,395
Leased percentage	79%	80%	79%	78%	80%

Single Asset REITs (SARs) managed:
Number of properties	10	10	10	10	9
Square feet *	2,684,561	2,684,561	2,683,105	2,682,931	2,682,770
Leased percentage*	88%	92%	92%	93%	93%

Total owned, investments and managed properties:
Number of properties	41	41	39	39	38
Square feet *	9,563,300	9,563,300	9,298,066	9,295,747	9,295,293
Leased percentage*	90%	91%	90%	91%	91%

*Excludes a property to be constructed with approximately 285,000 square feet

Franklin Street Properties Corp.  March 31, 2009

Regional Analysis, Map
(as of March 31, 2009)

Owned:
Name	City	State	Region	Square Feet
Park Seneca	Charlotte	NC	East	109,550
Forest Park	Charlotte	NC	East	62,212
Meadow Point	Chantilly	VA	East	134,850
Innsbrook	Glen Allen	VA	East	297,789
East Baltimore	Baltimore	MD	East	325,410
Loudoun Tech Center	Dulles	VA	East	135,888
Bollman Place (1)	Savage	MD	East	98,745
Southfield Centre	Southfield	MI	MidWest	214,697
Northwest Point	Elk Grove Village	IL	MidWest	176,848
River Crossing	Indianapolis	IN	MidWest	205,059
Timberlake	Chesterfield	MO	MidWest	232,766
Timberlake East	Chesterfield	MO	MidWest	116,312
Lakeside Crossing	Maryland Heights	MO	MidWest	127,778
Blue Lagoon Drive	Miami	FL	South	212,619
One Overton Place	Atlanta	GA	South	387,267
Willow Bend Office Center	Plano	TX	South	116,622
Park Ten LP	Houston	TX	South	155,715
Addison Circle	Addison	TX	South	293,787
Collins Crossing	Richardson	TX	South	298,766
Eldridge Green	Houston	TX	South	248,399
Park Ten Phase II	Houston	TX	South	156,746
Liberty Plaza	Addison	TX	South	218,934
Centennial Technology Center	Colorado Springs	CO	West	110,730
380 Interlocken	Broomfield	CO	West	240,184
Greenwood Plaza	Englewood	CO	West	199,077
390 Interlocken	Broomfield	CO	West	241,516
Hillview Center	Milpitas	CA	West	36,288
Federal Way	Federal Way	WA	West	117,010
Montague Business Center	San Jose	CA	West	145,951

Total				5,417,515

Managed:
Name	City	State	Region	Square Feet
1441 Main Street	Columbia	SC	East	267,549
303 East Wacker Drive	Chicago	IL	MidWest	842,717
505 Waterford	Plymouth	MN	MidWest	256,348
50 South Tenth Street	Minneapolis	MN	MidWest	498,768
Grand Boulevard	Kansas City	MO	MidWest	532,453
Satellite Place	Duluth	GA	South	132,866
5601 Executive Drive	Irving	TX	South	152,121
Galleria North	Dallas	TX	South	379,518
Energy Tower I	Houston	TX	South	325,796
Phoenix Tower	Houston	TX	South	618,507
Highland Place I	Centennial	CO	West	139,142

Total (2)				4,145,785

(1) Industrial property, all others are office properties
(2) Excludes property under construction in Broomfield, Co of approximately 285,000 square feet

Properties by Division/Region
($ in thousands)
				NBV (a)	% Leased
	# of Properties	Square Feet	% of Portfolio	31-Mar-09	31-Mar-09

East Region Total	7	1,164,444	21.5	$ 156,875	97.48%
East North Central Division	3	596,604	11.0	83,340	95.18%
West North Central	3	476,856	8.8	73,779	100.00%
Midwest Region Total	6	1,073,460	19.8	157,119	97.32%
Southeast	2	599,886	11.1	126,251	93.39%
Southwest	7	1,488,969	27.5	232,918	91.68%
South Region Total	9	2,088,855	38.6	359,169	92.17%
Mountain	4	791,507	14.6	130,460	97.42%
Pacific	3	299,249	5.5	36,203	57.24%
West Region Total	7	1,090,756	20.1	166,663	86.40%

Grand Total	29	5,417,515	100	$ 839,826	93.17%

(a) NBV is for real estate assets, excluding intangibles

Franklin Street Properties Corp.  March 31, 2009

Owned Property List

(in thousands)						NBV (1)	% Leased
Region	Division	Name	City	State	S.F.	31-Mar-09	31-Mar-09

West	Pacific	Hillview Center	Milpitas	CA	36	$ 4,300	100.0%
West	Pacific	Montague Business Center	San Jose	CA	146	16,963	81.1%
West	Mountain	380 Interlocken	Broomfield	CO	240	44,017	97.0%
West	Mountain	390 Interlocken	Broomfield	CO	242	44,037	97.2%
West	Mountain	Centennial Technology Center	Colorado Springs	CO	111	12,268	94.3%
West	Mountain	Greenwood Plaza	Englewood	CO	199	30,139	100.0%
South	Southeast	Blue Lagoon Drive	Miami	FL	213	48,980	100.0%
South	Southeast	One Overton Place	Atlanta	GA	387	77,271	89.8%
MidWest	East North Central	Northwest Point	Elk Grove Village	IL	177	31,076	100.0%
MidWest	East North Central	River Crossing	Indianapolis	IN	205	37,186	98.2%
East	Mideast	East Baltimore	Baltimore	MD	325	57,547	95.6%
East	Mideast	Bollman Place	Savage	MD	99	5,114	100.0%
MidWest	East North Central	Southfield Centre	Southfield	MI	215	15,078	88.4%
MidWest	West North Central	Timberlake	Chesterfield	MO	233	36,934	100.0%
MidWest	West North Central	Timberlake East	Chesterfield	MO	116	18,889	100.0%
MidWest	West North Central	Lakeside Crossing	Maryland Heights	MO	128	17,956	100.0%
East	Mideast	Park Seneca	Charlotte	NC	110	7,845	86.4%
East	Mideast	Forest Park	Charlotte	NC	62	6,543	100.0%
South	Southwest	Addison Circle	Addison	TX	294	48,658	89.5%
South	Southwest	Liberty Plaza	Addison	TX	219	26,118	82.7%
South	Southwest	Park Ten LP	Houston	TX	156	19,549	95.9%
South	Southwest	Eldridge Green	Houston	TX	248	44,469	100.0%
South	Southwest	Park Ten Phase II	Houston	TX	157	32,330	97.8%
South	Southwest	Willow Bend Office Center	Plano	TX	117	18,049	61.2%
South	Southwest	Collins Crossing	Richardson	TX	299	43,744	100.0%
East	Mideast	Meadow Point	Chantilly	VA	135	18,716	100.0%
East	Mideast	Loudoun Tech Center	Dulles	VA	136	18,013	100.0%
East	Mideast	Innsbrook	Glen Allen	VA	298	43,097	100.0%
West	Pacific	Federal Way	Federal Way	WA	117	14,939	14.2%
					5,418	$ 839,826	93.2%
(1) NBV is for real estate assets, excluding intangibles

Franklin Street Properties Corp.  March 31, 2009

Owned Property Capital Expenditures
(in thousands)

						Year
	For the Three Months Ended					Ended
	31-Mar-09	31-Mar-08	30-Jun-08	30-Sep-08	31-Dec-08	31-Dec-08
Tenant improvements	$1,374	$2,337	$560	$1,667	$823	$5,387
Deferred leasing costs	162	817	1,313	305	919	3,354
Building improvements	465	197	372	740	419	1,728
Increase to investments in building	-	-	-	-	-	-
Total	$2,001	$3,351	$2,245	$2,712	$2,161	$10,469

Tenant Analysis
(as of March 31, 2009)

	Tenant Name	Type of Industry	Square Feet	% of Total Sq. Feet

1	Capital One Services, Inc.*	Financial Services/Credit Card/Finance	297,789	5.5%
2	Citgo Petroleum Corporation	Oil & Gas	248,399	4.6%
3	Tektronix Texas, LLC	Systems Technology	241,372	4.4%
4	Burger King Corporation	Restaurant/Food	212,619	3.9%
5	New Era of Networks, Inc. (Sybase)	Technology	199,077	3.7%
6	Citgroup Credit Services, Inc.**	Banking/Credit Card/Finance	176,848	3.3%
7	RGA Reinsurance Company	Reinsurance	171,120	3.2%
8	International Business Machines Corp.	Computer Consulting	138,033	2.5%
9	Giesecke & Devrient America	Computer Consulting/Currency Automation	135,888	2.5%
10	Murphy Exploration & Production Company	Crude oil and natural gas exploration	133,786	2.5%
11	CACI Technologies, Inc.	Defense Consulting	132,896	2.4%
12	Monsanto	Chemicals & Allied Products MFRS	127,778	2.4%
13	Maines Paper and Food Service, Inc.	Food Distribution	98,745	1.8%
14	Jones Lang Lasalle	Real Estate Services	92,827	1.7%
15	AMDOCS, Inc.	Telephone Technology	91,928	1.7%
16	Ober Kaler Grimes	Law Firm	90,811	1.7%
17	County of Santa Clara	Executive Legislative & General Government	90,467	1.7%
18	Technip-Coflexip USA Holdings, Inc	Oil Engineering/Construction Svcs	86,059	1.6%
19	Vail Corp, dba Vail Resorts	Ski Area Operator	83,620	1.5%
20	Corporate Holdings, LLC	Real Estate Holding Company	81,818	1.5%
		Total Square Footage	2,931,880	54.1%

*   Capital One sublets all of the space to LandAmerica Financial Group, Inc.  LandAmerica Financial Group, Inc. entered into a direct lease with us which commences at the expiration of the Capital One lease on October 31, 2009.  On November 26, 2008, LandAmerica Financial Group, Inc. filed a voluntary motion for relief under Chapter 11 of the Bankruptcy Code.  As of April 24, 2009, no motion to assume or reject the direct lease had been filed by LandAmerica Financial Group, Inc., although we expect such a motion on or before June 24, 2009.

**  The lease with Citicorp Credit Services, Inc. is guaranteed by Citigroup.

Franklin Street Properties Corp.  March 31, 2009

Lease Expirations by Square Feet
(as of March 31, 2009)

Year	Total Square Feet	% of Square Feet Commercial

2009	593,626	11.0%
2010	752,760	13.9%
2011	376,047	6.9%
2012	759,077	14.0%
2013	342,809	6.3%
2014	482,804	8.9%
2015	411,877	7.6%
2016 *	785,638	14.5%
2017	160,794	3.0%
2018	276,844	5.1%
2019	88,719	1.6%
2020	16,142	0.3%
Vacant	370,378	6.9%

Total	5,417,515	100.0%

*Includes the LandAmerica Financial Group, Inc. lease scheduled to expire in 2016

Franklin Street Properties Corp.  March 31, 2009

Capital Recycling
($ in thousands)

Acquisitions:
	State/Region	Property Type	Square Feet	Date Acquired	Purchase Price
2008
Park Ten Phase II	TX/South	Office	156,746	5/15/08	$ 35,079
Lakeside Crossing	MO/Midwest	Office	127,778	12/11/08	20,003
Loudoun Tech Center	VA/East	Office	135,888	12/23/08	18,628

2007
East Baltimore	MD/East	Office	325,298	6/13/07	63,592

2006
Liberty Plaza	TX/South	Office	218,934	2/24/06	26,472
Innsbrook	VA/East	Office	297,789	5/1/06	48,240
380 Interlocken	CO/West	Office	240,184	5/1/06	47,587
Blue Lagoon Drive	FL/South	Office	212,619	5/1/06	56,051
Eldridge Green	TX/South	Office	248,399	5/1/06	53,435
Willow Bend Office Center	TX/South	Office	116,622	5/1/06	19,713
One Overton Place	GA/South	Office	387,267	6/27/06	85,284
390 Interlocken	CO/West	Office	241,516	12/21/06	46,459

2005
Greenwood Plaza	CO/West	Office	199,077	2/24/05	44,116
Addison Circle	TX/South	Office	293,787	5/1/05	56,295
Royal Ridge	GA/South	Office	161,366	5/1/05	27,391
Collins Crossing	TX/South	Office	298,766	5/1/05	53,667
Montague Business Center	CA/West	Office	145,951	5/1/05	20,147
River Crossing	IN/Midwest	Office	205,059	7/6/05	42,016

Dispositions:
					Net Sales	Gain (Loss)
2007	State/Region	Property Type	Square Feet	Date Sold	Proceeds	on Sale
Piedmont Center	SC/East	Office	144,029	1/31/07	$ 5,830	$ (4,849)
Royal Ridge	GA/South	Office	161,366	6/21/07	32,535	6,601
Goldentop Technology Center	CA/West	Office	141,405	6/27/07	36,199	14,741
Lyberty Way	MA/East	Office	104,711	7/16/07	10,861	1,942
Austin N.W. (Canyon Hills)	TX/South	Office	68,533	12/20/07	10,429	257

2006
Merrywood Apartments	TX/South	Apt	231,363	5/24/06	18,204	2,373
Santa Clara	CA/West	Office	40,280	5/31/06	8,188	1,557
Fair Lakes	VA/East	Office	210,613	5/31/06	61,412	24,240
One Technology Drive	MA/East	Industrial	188,000	8/10/06	15,995	6,366
Plaza Ridge	VA/East	Office	158,016	11/16/06	58,022	27,941
North Andover Office Park	MA/East	Office	92,913	11/21/06	11,362	3,810

2005
Blue Ravine	CA/West	Office	47,058	7/13/05	4,764	(1,124)
Silverside Plantation	LA/South	Apt	223,812	9/19/05	22,280	7,265
Gateway Crossing	MD/East	Office	188,819	9/20/05	25,949	6,807
Essex Lane Associates	TX/South	Apt	118,798	10/5/05	13,752	5,112
Gael Apartments	TX/South	Apt	187,338	10/5/05	22,715	5,151
Telecom Business Center	CA/West	Office	101,726	12/8/05	22,570	6,943

Franklin Street Properties Corp.  March 31, 2009

Investment Banking Performance

Franklin Street Properties Corp.  March 31, 2009

FFO and FFO+GOS Reconciliations
(in thousands except per share amounts)

	For the three months ended:					For the Year Ended
	31-Mar-09	31-Mar-08	30-Jun-08	30-Sep-08	31-Dec-08	2008	2007	2006

Net income	$7,808	$7,386	$10,534	$7,420	$6,619	$31,959	$61,085	$110,929
(Gain) Loss on sale of assets	-	-	-	-	-	-	(23,789)	(61,438)
GAAP income from non-consolidated REITs	(792)	(793)	(694)	(680)	(580)	(2,747)	472	(1,043)
Distributions from non-consolidated REITs	1,615	546	1,731	1,561	1,510	5,348	1,806	783
Depreciation & amortization	8,707	8,498	8,712	8,783	8,650	34,643	35,475	32,047
Funds From Operations (FFO)	17,338	15,637	20,283	17,084	16,199	69,203	75,049	81,278
Plus gains on sales of assets (GOS)	-	-	-	-	-	-	23,789	61,438
FFO+GOS (Total Profits)	$17,338	$15,637	$20,283	$17,084	$16,199	$69,203	$98,838	$142,716

Per Share Data:
EPS	$0.11	$0.10	$0.15	$0.11	$0.09	$0.45	$0.86	$1.65
FFO	0.25	0.22	0.29	0.24	0.23	0.98	1.06	1.22
GOS	-	-	-	-	-	-	0.34	0.91
FFO+GOS	0.25	0.22	0.29	0.24	0.23	0.98	1.40	2.13

Weighted Average Shares (basic and diluted)	70,481	70,481	70,481	70,481	70,481	70,481	70,651	67,159

Franklin Street Properties Corp.  March 31, 2009

FFO and FFO+GOS  Definitions

Definition of Funds From Operations (“FFO”), and FFO plus Gains on Sales (“FFO+GOS”)

The Company evaluates the performance of its reportable segments based on several measures including, Funds From Operations (“FFO”) and FFO plus Gains on Sales (“FFO+GOS” or “Total Profits”) as management believes they represent important measures of activity and are an important consideration in determining distributions paid to equity holders.  The Company defines FFO as net income (computed in accordance with generally accepted accounting principles, or GAAP), excluding gains (or losses) from sales of property, and acquisition costs of newly acquired properties that are not capitalized, plus depreciation and amortization, and after adjustments to exclude non-cash income (or losses) from non-consolidated or Sponsored REITs, plus distributions received from non-consolidated or Sponsored REITs.  The Company defines FFO+GOS as FFO as defined above, plus gains (or losses) from sales of properties and provisions for assets held for sale, if applicable.

FFO and FFO+GOS should not be considered as alternatives to net income (determined in accordance with GAAP), as indicators of the Company’s financial performance, nor as alternatives to cash flows from operating activities (determined in accordance with GAAP), nor as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs.  Other real estate companies may define these terms in a different manner.  We believe that in order to facilitate a clear understanding of the results of the Company, FFO and FFO+GOS should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

Reconciliation of Net Income to Property NOI: Cash and GAAP Basis
(in thousands)

	Three months ended:					2008
	31-Mar-09	31-Mar-08	30-Jun-08	30-Sep-08	31-Dec-08	Total

Net Income	$7,808	$7,386	$10,535	$7,419	$6,619	$31,959
Add (deduct):
Investment banking segment net loss (income)	778	488	(3,352)	253	660	(1,951)
Management fees (before elimination)	(425)	(545)	(533)	(549)	(545)	(2,172)
Depreciation and Amortization	7,887	7,326	7,556	7,628	7,712	30,222
Amortization of favorable leases	793	1,139	1,120	1,118	906	4,283
Selling, general and administrative	983	895	1,534	945	854	4,228
Interest expense	1,577	1,192	1,051	1,108	1,570	4,921
Interest income	(347)	(612)	(360)	(314)	(234)	(1,520)
Equity in earnings of nonconsolidated REITs	(792)	(793)	(694)	(680)	(580)	(2,747)
Non-property specific income and expenses, net	57	59	(14)	(86)	91	50
GAAP Property NOI	18,319	16,535	16,843	16,842	17,053	67,273
Straight-line rent	(374)	(250)	(257)	(345)	(554)	(1,406)
Cash Property NOI	$17,945	$16,285	$16,586	$16,497	$16,499	$65,867

Franklin Street Properties Corp.  March 31, 2009